Rule 30a-2 Certification
I, Patrick J. Farrell, certify that:
1. I have reviewed this report on Form N-SAR of New York Life
Investment Management Institutional Funds, 811-10307;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operation, changes in net assets, and cash flows
(if financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a).	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b).	evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c).	presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.
5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a).	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b).	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's controls; and
6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and materials weaknesses.


Date December 30, 2002				/s/ Patrick J. Farrell
							Patrick J. Farrell
							Treasurer

Rule 30a-2 Certification
I, Stephen C. Roussin, certify that:
1. I have reviewed this report on Form N-SAR of New York Life
Investment Management Institutional Funds, 811-10307;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operation, changes in net assets, and cash flows (if financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) for the registrant and have:
a).	designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
b).	evaluated the effectiveness of the registrant's disclosure
controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c).	presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date.
5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrants auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
a).	all significant deficiencies in the design or operation of
internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b).	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's controls; and
6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and materials weaknesses.


Date December 30, 2002				/s/ Stephen C. Roussin
							Stephen C. Roussin
							President